[Pioneer Logo with Sailboat]


Pioneer II


SEMIANNUAL REPORT 3/31/98

Table of Contents
--------------------------------------------------------------------------------



Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              17
Notes to Financial Statements                     24
Report of Independent Public Accountants          30
Trustees, Officers and Service Providers          31
Programs and Services for Pioneer Shareowners     32
Retirement Plans from Pioneer                     34
The Pioneer Family of Mutual Funds                36

Pioneer II

LETTER FROM THE CHAIRMAN 3/31/98
Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to introduce this semiannual report for Pioneer II, covering the six months ended March 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

The United States' economic news has continued to be positive, propelling the domestic stock market to yet another series of record high levels. Large-capitalization stocks were the big winners with the Dow Jones Industrial Average returning nearly 12% as concerns about the Asian crisis drew investors toward the safety of U.S. "blue chip" companies.

While the mid-sized stocks of the type found in your Fund have not kept up with larger stocks, history tells us that markets are cyclical. While it is impossible to predict the direction of the markets with any degree of certainty, the fact remains that large company stocks' record-breaking pace has pushed that group's average price-to-earnings ratio to an all time high. Smaller stocks, on the other hand, are trading at lower ratios. It would not be surprising to see a new trend emerge, with small- and mid-capitalization issues taking leadership positions as investors search for more reasonable valuations.

We believe that by using a solid value approach to choosing stocks - purchasing stocks for the right reasons at reasonable prices - we can provide the best opportunity for positive long-term results. Investors who maintain a diversified portfolio with a long-term perspective should be able to weather any short-term risks the market may pose.

I encourage you to read on to learn more about Pioneer II. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.



Respectfully,

[Signature; John F. Cogan, Jr.]


John F. Cogan, Jr.,

Chairman and President

Pioneer II
PORTFOLIO SUMMARY 3/31/98


P o r t f o l i o  D i v e r s i f i c a t i o n

--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[Tabular representation of pie chart]

U.S. Common Stock                                89.9%
International Common Stocks                       5.5%
Depository Receipts for International Stocks      4.2%
Short-Term Cash Equivalents                       0.4%

S e c t o r  D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

[Tabular representation of pie chart]

Financial                24%
Capital Goods            17%
Consumer Cyclicals       14%
Technology               13%
Healthcare                7%
Basic Materials           6%
Utilities                 6%
Consumer Staples          5%
Energy                    5%
Communication Services    2%
Transportation            1%


1 0  L a r g e s t  H o l d i n g s

--------------------------------------------------------------------------------
(As a percentage of equity holdings)


1. Ambac Financial Group,      4.82%         6. The Chase Manhattan            3.00%
   Inc.                                         Corp.
2. Philips Electronics NV      4.22          7. Merck & Co., Inc.              2.79
   (NY Shares)
3. Brunswick Corp.             3.85          8. Trinity Industries, Inc.       2.75
4. Arrow Electronics, Inc.     3.26          9. Green Tree Financial Corp.     2.40
5. Dominion Resources, Inc.    3.14         10. Charter One Financial, Inc.    2.35



Fund holdings will vary for other periods.

Pioneer II
PERFORMANCE UPDATE 3/31/98                                        CLASS A SHARES


S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

--------------------------------------------------------------------------------


Net Asset Value
per Share                  3/31/98         9/30/97
                           $25.44          $27.85

Distributions per Share    Income          Short-Term          Long-Term
(9/30/97 -3/31/98)         Dividends       Capital Gains       Capital Gains
                             $0.065           $0.269              $3.074


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II at public offering price, compared to the growth of the Standard & Poor's 500 Index.


[boxed text]
Average Annual Total Returns
(As of March 31, 1998)

           Net Asset     Public Offering
Period       Value           Price*
10 Years     15.03%          14.35%
5 Years      18.50           17.10
1 Year       36.02           28.19


[Start Description of Line/Mountain Chart]

Growth of $10,000

          Pioneer II*    Standard & Poor's 500 Index

3/88       9425          10000
          11186          11802
3/90      12632          14066
          12541          16086
3/92      14224          17855
          16355          20567
3/94      17278          20871
          19099          24115
3/96      23992          31832
          28092          38132
3/98      38212          56391

 [End Description of Line/Mountain Chart]

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II
PERFORMANCE UPDATE 3/31/98                                        CLASS B SHARES


S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

--------------------------------------------------------------------------------


Net Asset Value
per Share                  3/31/98         9/30/97
                           $25.00          $27.52

Distributions per Share    Income          Short-Term          Long-Term
(9/30/97 -3/31/98)         Dividends       Capital Gains       Capital Gains
                             $0.024           $0.269              $3.074


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.


[boxed text]
Average Annual Total Returns
(As of March 31, 1998)

                 If           If
Period          Held       Redeemed*
Life-of-Fund   27.87%       25.96%
(7/1/96)
1 Year         34.65        30.65



[Start Description of Line/Mountain Chart]

Growth of $10,000

          Pioneer II*   Standard & Poor's 500 Index

7/1/96    10000         10000
           9304          9468
9/96       9815          9647
          10165         10227
          10433         10494
12/96     11392         11264
          11403         11078
          12081         11757
3/97      12033         11827
          11419         11377
          11740         12041
6/97      12775         12747
          13165         13359
          14297         11403
9/97      14132         13575
          14698         14358
          13993         13863
12/97     13929         14481
          13962         14769
          13790         14919
3/98      14952         15970
          14977         16825

[End Description of Line/Mountain Chart]

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II
PERFORMANCE UPDATE 3/31/98                                        CLASS C SHARES


S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

--------------------------------------------------------------------------------


Net Asset Value
per Share                  3/31/98         9/30/97
                           $24.99          $27.55

Distributions per Share    Income          Short-Term          Long-Term
(9/30/97 -3/31/98)         Dividends       Capital Gains       Capital Gains
                             $0.060           $0.269              $3.074


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.


[boxed text]
Average Annual Total Returns
(As of March 31, 1998)

                 If           If
Period          Held       Redeemed*
Life-of-Fund   27.79%      27.79%
(7/1/96)
1 Year         34.61       34.61


[Start Description of Line/Mountain Chart]

Growth of $10,000

          Pioneer II*   Standard & Poor's 500 Index

7/1/97    10000         10000
           9304          9468
9/96       9815          9647
          10161         10227
          10433         10494
12/96     11397         11264
          11400         11078
          12077         11757
3/97      12023         11827
          11410         11377
          11720         12041
6/97      12753         12747
          13142         13359
          14278         14403
9/97      14118         13575
          14683         14358
          13979         13863
12/97     13915         14481
          13952         14769
          13780         14919
3/98      14942         15970
          15360         16825

[End Description of Line/Mountain Chart]

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

PORTFOLIO MANAGEMENT DISCUSSION 3/31/98
Dear Shareowner,
--------------------------------------------------------------------------------


The past six months were challenging, and at times frustrating. Large capitalization stocks - like those found in the record-setting Dow Jones Industrial Average - continued to outperform all other groups of stocks over the past six months.

The market has become reminiscent of the "nifty fifty" of the 1970s. Research from Morgan Stanley Dean Witter shows that the 30 largest stocks in the Standard & Poor's (S&P) 500 Index accounted for almost 50% of the Index's gain. When the Asian economic crisis hit in October, investors rushed to the most familiar and liquid securities they could find, paying record high prices. They showed little, if any, interest in small- or mid-sized companies, and your Fund's performance reflects this trend. When the majority of the gains in the market are realized in such a narrow grouping of stocks, it is difficult to keep pace.

For the first half of its fiscal year, the six months ending March 31, Class A Shares of your Fund generated a total return of 5.17% based on net asset value. This figure compares with 17.18% for the S&P 500 and 11.71% for the Dow Jones Industrial Average of 30 large-cap stocks.

Diverse, Strong Companies in Portfolio

The Fund's portfolio is designed to pursue long-term growth and income. We have the ability to invest in companies of any size or industry, as well as international companies. Many of your Fund's holdings are less known, mid-cap companies, which is where we have found the most value. When selecting stocks for the Fund, we look for value by examining a variety of fundamentals including price-to-earnings, free cash flow and debt-to-capital ratios. We also look for strong management teams that have a significant ownership interest in the companies they are leading. Often we evaluate a company by assessing it as if we were buying it whole. This technique helps us take a disciplined approach, setting target buy and sell prices for every stock we purchase, looking to buy when undervalued and sell when fully valued. We think of our process as investing in businesses, not pieces of paper.

Pioneer II


While we are frustrated with the Fund's performance versus the S&P, we are also encouraged. All signs indicate that the companies in the portfolio are growing much faster than the large-capitalization stocks that have led the market. Fund holdings, as a group, have less debt and are underpriced, relative to the market as a whole. When selecting stocks, we also look for companies with higher profitability and higher inside ownership than average. Our approach may seem dull at times, but we have confidence our patience will be rewarded.

In keeping with this long-term approach, we did not make any significant changes to the portfolio over the period. If you look at the 10 largest holdings in this report, you will find that seven of the companies appeared on same list as of September 30, 1997. One company that performed particularly well was long-time holding Ambac Financial Group (up 44.2% for the period).

One of our favorite sectors was the financial area, which performed well as a group over the period. One financial company that was added was Green Tree Financial. We began buying the stock in December when its stock price was cut nearly in half after it took a one-time charge. We believe this is an accounting aberration and remain impressed with the company's overall management. Another new holding is Officemax, the office products retailer; it has recently traded as high as $18 per share, well above the Fund's average cost.

Internationally, we continue to favor large multinational companies located in established, rather than emerging, markets. As of March 31, approximately 10% of the Fund's portfolio (including depositary receipts traded on U.S. exchanges) was based overseas. One long-time holding we continued to accumulate is Philips Electronics, the Netherlands-based consumer electronics manufacturer. On the sell side, we reduced the position in Nokia, the telecommunications company, after it met our price target.

Pioneer II
PORTFOLIO MANAGEMENT DISCUSSION 3/31/98                              (continued)


Moving Forward

As we move into the second half of the fiscal year, we are optimistic about the companies in the portfolio. Investors need to remember that the U.S. market is in the midst of an unusually long-running bull market. With many large-cap stocks trading at valuation levels never seen before, you should expect periods of volatility.

We believe we have put together a portfolio that is superior to the market in almost every measure. The Fund's price-to-earnings ratio, earnings growth rate and debt-to-capital ratio are all better than the S&P 500's comparative numbers. Simply put, we are paying less to get more.

We remain confident that finding value is the best approach to long-term investing. Eventually, the "goldilocks" economic scenario occurring today - with seemingly everything "just right" - will change, the earnings growth of larger companies will slow, and their stock prices will slip. We believe the value stocks in your Fund should offer greater price stability and rewarding performance over the long term.


Respectfully,

[Signature; Francis J. Boggan]

Francis J. Boggan,
Portfolio Manager

Pioneer II
SCHEDULE OF INVESTMENTS 3/31/98


Principal
Amount                                                                    Value
               INVESTMENT IN SECURITIES - 99.6%
               CONVERTIBLE CORPORATE BOND - 0.0%
$4,000,000     Halter Marine Group, Inc., Exchangeable Note,
               4.5%, 9/15/04+                                    $    3,410,000
                                                                 --------------
               TOTAL CONVERTIBLE CORPORATE BOND
               (Cost $4,000,000)                                 $    3,410,000
                                                                 --------------



Shares
                PREFERRED STOCK - 1.4%
   825,000      Telecomunicacoes Brasileiras SA (Sponsored
                A.D.R.)                                          $  107,095,312
                                                                 --------------
                TOTAL PREFERRED STOCK
                (Cost $82,428,663)                               $  107,095,312
                                                                 --------------
                COMMON STOCKS - 98.2%
                Basic Materials - 6.3%
                Chemicals (Diversified) - 1.3%
 1,578,700      Lyondell Petrochemicals Co.                      $   53,774,468
 2,428,200      Mississippi Chemical Corp.+                          48,715,763
                                                                 --------------
                                                                 $  102,490,231
                                                                 --------------
                Chemicals (Specialty) - 1.3%
 1,073,800      Cytec Industries Inc.*                           $   59,126,112
 4,105,800      Terra Industries Inc.+                               44,907,188
                                                                 --------------
                                                                 $  104,033,300
                                                                 --------------
                Containers & Packaging (Paper) - 0.7%
 4,300,000      Vitro SA (Sponsored A.D.R.)                      $   51,600,000
                                                                 --------------
                Gold & Precious Metals Mining - 0.3%
   800,000      Newmont Mining Corp.                             $   24,450,000
                                                                 --------------
                Iron & Steel - 1.4%
 1,868,900      British Steel Plc (Sponsored A.D.R.)             $   45,320,825
 2,135,000      National Steel Corp. (Class B)                       36,561,875
 1,888,900      Rouge Industries, Inc.+                              29,396,006
                                                                 --------------
                                                                 $  111,278,706
                                                                 --------------
                Metals & Mining - 0.7%
   900,000      Phelps Dodge Corp.                               $   58,106,250
                                                                 --------------
                Paper & Forest Products - 0.6%
 3,046,300      Longview Fibre Co.+                              $   47,408,044
                                                                 --------------
                Total Basic Materials                            $  499,366,531
                                                                 --------------



The accompanying notes are an integral part of these financial statements.    9

Pioneer II
SCHEDULE OF INVESTMENTS 3/31/98                                      (continued)


Shares                                                                    Value
               Capital Goods - 16.7%
               Aerospace/Defense - 1.1%
   400,000     Lockheed Martin Corp.                             $   45,000,000
   400,000     Northrop Grumman Corp.                                42,975,000
                                                                 --------------
                                                                 $   87,975,000
                                                                 --------------
               Containers (Metals & Glass) - 0.4%
   650,000     Owens-Illinois, Inc.*                             $   28,112,500
                                                                 --------------
               Electrical Equipment - 4.2%
 4,500,000     Philips Electronics NV (NY Shares)                $  330,468,750
                                                                 --------------
               Machinery (Diversified) - 2.7%
 5,149,000     AGCO Corp.+                                       $  152,860,938
   855,000     Caterpillar, Inc.                                     47,078,437
   738,300     Global Industrial Technologies, Inc.*                 12,181,950
                                                                 --------------
                                                                 $  212,121,325
                                                                 --------------
               Manufacturing (Diversified) - 3.3%
   676,200     Amcast Industrial Corp.+                          $   14,622,825
 1,000,000     Hanson Plc (Sponsored A.D.R.)                         30,500,000
 3,930,000     Trinity Industries, Inc.+                            215,658,750
   100,000     US Industries Inc.                                     3,006,250
                                                                 --------------
                                                                 $  263,787,825
                                                                 --------------
               Manufacturing (Specialized) - 4.3%
 1,932,400     Briggs & Stratton Corp.+                          $   88,528,075
   203,200     Diebold Inc.                                           8,940,800
 1,188,000     Dionex Corp.*+                                        66,231,000
 4,942,200     Donaldson Co., Inc.+                                 127,261,650
 2,618,400     Halter Marine Group, Inc.*+                           41,567,100
   141,400     Millipore Corp.                                        4,913,650
                                                                 --------------
                                                                 $  337,442,275
                                                                 --------------
               Metal Fabricators - 0.3%
   931,325     A.M. Castle & Co.+                                $   21,536,891
                                                                 --------------
               Trucks & Parts - 0.4%
 1,120,000     New Holland NV                                    $   30,520,000
                                                                 --------------
               Total Capital Goods                               $1,311,964,566
                                                                 --------------



10    The accompanying notes are an integral part of these financial statements.

Pioneer II


Shares                                                                    Value
               Communication Services - 0.4%
               Telephone - 0.4%
   300,000     Bell Atlantic Corp.                               $   30,750,000
                                                                 --------------
               Total Communication Services                      $   30,750,000
                                                                 --------------
               Consumer Cyclicals - 14.3%
               Auto Parts & Equipment - 1.0%
 2,155,100     Breed Technologies, Inc.+                         $   50,240,769
 1,342,500     Simpson Industries, Inc.+                             18,795,000
   289,300     Strattec Security Corp.*+                              7,906,026
                                                                 --------------
                                                                 $   76,941,795
                                                                 --------------
               Automobiles - 0.9%
 1,000,000     General Motors Corp.                              $   67,437,500
                                                                 --------------
               Consumer (Jewelry, Novelties, & Gifts) - 2.0%
 3,683,750     Lancaster Colony Corp.+                           $  156,329,141
                                                                 --------------
               Homebuilding - 4.4%
 4,100,000     Champion Enterprises, Inc.*+                      $  109,418,750
 5,756,000     Clayton Homes, Inc.                                  116,559,000
 3,164,600     Oakwood Homes Corp.+                                 115,903,475
                                                                 --------------
                                                                 $  341,881,225
                                                                 --------------
               Leisure Time (Products) - 3.8%
 8,645,800     Brunswick Corp.+                                  $  301,522,275
                                                                 --------------
               Retail (Department Stores) - 0.9%
   400,000     Federated Department Stores, Inc.*                $   20,725,000
   700,000     J.C. Penney Co., Inc.                                 52,981,250
                                                                 --------------
                                                                 $   73,706,250
                                                                 --------------
               Retail (Discounters) - 0.3%
   565,000     Consolidated Stores Corp.*                        $   24,259,688
                                                                 --------------
               Retail (Specialty) - 0.8%
   292,000     Officemax Inc.*                                   $    5,219,500
 1,900,000     Toys "R" Us, Inc.*                                    57,118,750
                                                                 --------------
                                                                 $   62,338,250
                                                                 --------------
               Textiles (Apparel) - 0.2%
    25,000     Nike, Inc. (Class B)                              $    1,106,250
   660,800     Nine West Group, Inc.*                                16,272,200
                                                                 --------------
                                                                 $   17,378,450
                                                                 --------------
               Total Consumer Cyclicals                          $1,121,794,574
                                                                 --------------



The accompanying notes are an integral part of these financial statements.   11

Pioneer II
SCHEDULE OF INVESTMENTS 3/31/98                                      (continued)


Shares                                                                    Value
               Consumer Staples - 4.9%
               Foods - 2.4%
 6,965,900     IBP, Inc.+                                        $  156,297,381
    20,000     Nestle SA (Registered Shares)                         38,215,808
                                                                 --------------
                                                                 $  194,513,189
                                                                 --------------
               Household Products (Non-Durables) - 0.3%
   440,000     Kimberly Clark Corp.                              $   22,055,000
                                                                 --------------
               Services (Employment) - 2.2%
 2,810,000     Kelly Services Inc. (Non-voting)                  $  105,375,000
 1,641,500     Manpower, Inc.                                        66,275,562
                                                                 --------------
                                                                 $  171,650,562
                                                                 --------------
               Total Consumer Staples                            $  388,218,751
                                                                 --------------
               Energy - 4.9%
               Oil & Gas (Drilling & Equipment) - 2.9%
 2,700,000     ENSCO International, Inc.                         $   74,925,000
 1,200,000     Global Marine, Inc.*                                  29,700,000
 1,400,000     R&B Falcon Corp.*                                     41,475,000
 1,800,000     Tidewater, Inc.                                       78,862,500
                                                                 --------------
                                                                 $  224,962,500
                                                                 --------------
               Oil (Domestic Integrated) - 1.0%
 1,040,000     Atlantic Richfield Co.                            $   81,770,000
                                                                 --------------
               Oil (International Integrated) - 1.0%
   275,000     Amoco Corp.                                       $   23,753,125
   250,000     Texaco, Inc.                                          15,062,500
 1,230,000     YPF SA (Class D) (Sponsored A.D.R.)                   41,820,000
                                                                 --------------
                                                                 $   80,635,625
                                                                 --------------
               Total Energy                                      $  387,368,125
                                                                 --------------
               Financial - 23.7%
               Banks (Major Regional) - 2.0%
 1,225,000     Banc One Corp.                                    $   77,481,250
 2,456,500     Banco Rio De La Plata SA (A.D.R.)*                    30,706,250
   550,000     Fleet Financial Group, Inc.                           46,784,375
                                                                 --------------
                                                                 $  154,971,875
                                                                 --------------
               Banks (Money Center) - 3.0%
 1,740,000     The Chase Manhattan Corp.                         $  234,682,500
                                                                 --------------



12    The accompanying notes are an integral part of these financial statements.

Pioneer II


Shares                                                                    Value
               Banks (Regional) - 0.4%
   706,939     North Fork Bancorp                                $   27,305,501
                                                                 --------------
               Consumer Finance - 5.2%
   678,900     Aames Financial Corp.                             $    9,419,737
   728,100     ContiFinancial Corp.*                                 22,207,050
 1,700,000     Countrywide Credit Industries, Inc.                   90,418,750
 6,612,600     Green Tree Financial Corp.                           188,045,813
 1,600,000     Resource Bancshares Mortgage Group, Inc.+             25,400,000
 1,650,000     SLM Holdings Corp.                                    71,981,250
                                                                 --------------
                                                                 $  407,472,600
                                                                 --------------
               Financial (Diversified) - 4.8%
 6,466,200     Ambac Financial Group, Inc.+                      $  377,868,563
                                                                 --------------
               Insurance (Life/Health) - 1.7%
 2,300,000     Conseco, Inc.                                     $  130,237,500
                                                                 --------------
               Insurance (Property/Casualty) - 0.8%
   725,000     Allstate Corp.                                    $   66,654,688
                                                                 --------------
               Investment Banking/Brokerage - 0.7%
   700,000     Merrill Lynch & Co., Inc.                         $   58,100,000
                                                                 --------------
               Investment Management - 0.9%
 1,355,000     Franklin Resources, Inc.                          $   71,815,000
                                                                 --------------
               Savings & Loans Companies - 4.2%
 2,755,000     Charter One Financial, Inc.                       $  184,412,813
   371,791     Dime Bancorp, Inc.                                    11,176,967
   687,500     Washington Federal, Inc.                              19,078,125
 1,650,000     Washington Mutual, Inc.                              118,335,938
                                                                 --------------
                                                                 $  333,003,843
                                                                 --------------
               Total Financial                                   $1,862,112,070
                                                                 --------------
               Healthcare - 6.9%
               Biotechnology - 1.3%
 1,650,000     Amgen Inc.*                                       $  100,443,750
                                                                 --------------
               Healthcare (Diversified) - 0.4%
   100,000     Abbott Laboratories                               $    7,531,250
 1,100,000     Dura Pharmaceuticals, Inc.*                           27,087,500
                                                                 --------------
                                                                 $   34,618,750
                                                                 --------------



The accompanying notes are an integral part of these financial statements.   13

Pioneer II
SCHEDULE OF INVESTMENTS 3/31/98                                      (continued)


Shares                                                                    Value
               Healthcare (Drugs/Major Pharmaceuticals) - 3.7%
 3,000,000     Astra AB (Series A Free)                          $   61,909,824
 1,700,000     Merck & Co., Inc.                                    218,237,500
   125,000     Novartis AG (Sponsored A.D.R.)                        11,105,469
                                                                 --------------
                                                                 $  291,252,793
                                                                 --------------
               Healthcare (Hospital Management) - 0.5%
 1,200,000     Columbia/HCA Healthcare Corp.                     $   38,700,000
                                                                 --------------
               Healthcare (Long Term Case) - 1.0%
 2,000,000     Integrated Health Services, Inc.                  $   78,625,000
                                                                 --------------
               Total Healthcare                                  $  543,640,293
                                                                 --------------
               Technology - 12.7%
               Communications Equipment - 0.1%
    80,000     Nokia Corp. (Sponsored A.D.R.)                    $    8,635,000
                                                                 --------------
               Computers (Hardware) - 1.2%
   900,000     International Business Machines Corp.             $   93,487,500
                                                                 --------------
               Computers (Peripherals) - 1.7%
   500,000     Quantum Corp.                                     $   10,656,250
 3,850,000     Read-Rite Corp.*+                                     53,178,125
   875,000     Storage Technology Corp.*                             66,554,688
                                                                 --------------
                                                                 $  130,389,063
                                                                 --------------
               Computers (Software & Services) - 0.2%
   180,000     Network Associates, Inc.*                         $   11,925,000
                                                                 --------------
               Electronics (Component Distributors) - 3.6%
 1,500,000     Adaptec, Inc.*                                    $   29,437,500
 9,435,300     Arrow Electronics, Inc.*+                            255,342,806
                                                                 --------------
                                                                 $  284,780,306
                                                                 --------------
               Electronics (Defense) - 0.1 %
   113,770     Raytheon Co.                                      $    6,470,669
                                                                 --------------
               Electronics (Instrumentation) - 0.2%
   838,200     MTS Systems Corp.                                 $   13,411,200
                                                                 --------------
               Electronics (Semiconductors) - 2.1%
 1,175,000     Etec Systems, Inc.*+                              $   69,325,000
 1,250,000     Intel Corp.                                           97,578,125
                                                                 --------------
                                                                 $  166,903,125
                                                                 --------------



14    The accompanying notes are an integral part of these financial statements.

Pioneer II


Shares                                                                    Value
               Equipment (Semiconductor) - 3.5%
 2,475,000     Applied Materials, Inc.*                          $   87,398,438
   710,000     Helix Technology Corp.                                14,200,000
   900,000     KLA-Tencor Corp.*                                     34,425,000
 3,555,000     Teradyne, Inc.*                                      142,422,187
                                                                 --------------
                                                                 $  278,445,625
                                                                 --------------
               Photography/Imaging - 0.0%
    50,000     Eastman Kodak Co.                                 $    3,243,750
                                                                 --------------
               Total Technology                                  $  997,691,238
                                                                 --------------
               Transportation - 1.1%
               Railroads - 1.1%
 1,520,000     CSX Corp.                                         $   90,440,000
                                                                 --------------
               Total Transportation                              $   90,440,000
                                                                 --------------
               Utilities - 6.3%
               Electric Companies - 5.5%
 5,862,000     Dominion Resources, Inc.                          $  246,204,000
 1,562,500     DTE Energy Co.                                        61,425,781
 3,009,063     Hawaiian Electric Industries, Inc.+                  124,876,114
                                                                 --------------
                                                                 $  432,505,895
                                                                 --------------
               Natural Gas - 0.8%
 1,701,448     Kinder Morgan Energy Partners, L.P.               $   59,018,977
                                                                 --------------
               Total Utilities                                   $  491,524,872
                                                                 --------------
               TOTAL COMMON STOCKS
               (Cost $5,501,979,086)                             $7,724,871,020
                                                                 --------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $5,588,407,749)                             $7,835,376,332
                                                                 --------------




The accompanying notes are an integral part of these financial statements.   15

Pioneer II
SCHEDULE OF INVESTMENTS 3/31/98                                      (continued)


 Principal
  Amount                                                                  Value
               TEMPORARY CASH INVESTMENT - 0.4%
               Commercial Paper - 0.4%
$32,356,000    Prudential Funding Corp., 5.9%, 4/1/98            $   32,356,000
                                                                 --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $32,356,000)                                $   32,356,000
                                                                 --------------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENT - 100%
               (Cost $5,620,763,749) (a)                         $7,867,732,332
                                                                 --------------



*   Non-income producing security.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At March 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $5,622,012,114 was as follows:



    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $2,396,807,136
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                        (151,086,918)
                                                                     --------------
    Net unrealized gain                                              $2,245,720,218
                                                                     --------------



Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 1998 aggregated $2,207,163,064 and $2,254,597,161, respectively.



16    The accompanying notes are an integral part of these financial statements.

Pioneer II
BALANCE SHEET 3/31/98


ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $32,356,000) (cost $5,620,763,749)                $ 7,867,732,332
  Cash                                                                    2,743,705
  Receivables -
   Investment securities sold                                            31,830,102
   Fund shares sold                                                      10,385,140
   Dividends, interest and foreign taxes withheld                         7,681,406
  Other                                                                     112,344
                                                                    ---------------
    Total assets                                                    $ 7,920,485,029
                                                                    ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                  $    25,115,448
   Fund shares repurchased                                                5,602,100
  Due to affiliates                                                       8,401,779
  Accrued expenses                                                          343,989
                                                                    ---------------
    Total liabilities                                               $    39,463,316
                                                                    ---------------
NET ASSETS:
  Paid-in capital                                                   $ 5,144,201,080
  Accumulated undistributed net investment income                        24,432,189
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                       465,419,890
  Net unrealized gain on investments and assets and
    liabilities in foreign currencies                                 2,246,968,554
                                                                    ---------------
    Total net assets                                                $ 7,881,021,713
                                                                    ---------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $7,851,907,947/308,702,547 shares)              $         25.44
                                                                    ---------------
  Class B (based on $25,101,562/1,004,229 shares)                   $         25.00
                                                                    ---------------
  Class C (based on $4,012,204/160,532 shares)                      $         24.99
                                                                    ---------------
MAXIMUM OFFERING PRICE:
  Class A                                                           $         26.99
                                                                    ---------------




The accompanying notes are an integral part of these financial statements.   17

Pioneer II
STATEMENT OF OPERATIONS

For the Six Months Ended 3/31/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $945,786)         $  54,341,318
  Interest (net of foreign taxes withheld of $382)                  2,178,511
                                                                -------------
    Total investment income                                                          $  56,519,829
                                                                                     -------------
EXPENSES:
  Management fees
   Basic fee                                                    $  21,971,526
   Performance adjustment                                          (1,982,438)
  Transfer agent fees
   Class A                                                          5,172,265
   Class B                                                             35,087
   Class C                                                              5,431
  Distribution fees
   Class A                                                          7,313,212
   Class B                                                             96,071
   Class C                                                             15,461
  Accounting                                                          172,354
  Custodian fees                                                      200,238
  Registration fees                                                    55,510
  Professional fees                                                   121,319
  Printing                                                            135,954
  Fees and expenses of nonaffiliated trustees                          41,813
  Miscellaneous                                                        82,084
                                                                -------------
    Total expenses                                                                   $  33,435,887
    Less fees paid indirectly                                                             (274,515)
                                                                                     -------------
    Net expenses                                                                     $  33,161,372
                                                                                     -------------
     Net investment income                                                           $  23,358,457
                                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                  $ 605,568,309
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                (74,714)       $ 605,493,595
                                                                -------------        -------------
  Change in net unrealized gain or loss from:
   Investments                                                  $(245,603,321)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                  9,896        $(245,593,425)
                                                                -------------        -------------
  Net gain on investments and foreign currency transactions                          $ 359,900,170
                                                                                     -------------
  Net increase in net assets resulting from operations                               $ 383,258,627
                                                                                     -------------




18    The accompanying notes are an integral part of these financial statements.

Pioneer II
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 3/31/98 and the Year Ended 9/30/97


                                                             Six Months
                                                               Ended           Year Ended
FROM OPERATIONS:                                              3/31/98           9/30/97
Net investment income                                     $   23,358,457     $   44,394,895
Net realized gain on investments and foreign currency
  transactions                                               605,493,595        775,991,676
Change in net unrealized gain or loss on investments
  and foreign currency transactions                         (245,593,425)     1,610,436,038
                                                          --------------     --------------
  Net increase in net assets resulting from operations    $  383,258,627     $2,430,822,609
                                                          --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.07 and $0.15 per share, respectively)       $  (17,706,603)    $  (40,341,924)
  Class B ($0.02 and $0.13 per share, respectively)              (16,685)           (26,735)
  Class C ($0.06 and $0.09 per share, respectively)               (7,254)            (1,701)
Net realized gain:
  Class A ($3.34 and $1.93 per share, respectively)         (904,704,570)      (495,328,383)
  Class B ($3.34 and $1.93 per share, respectively)           (2,363,244)          (350,316)
  Class C ($3.34 and $1.93 per share, respectively)             (403,479)           (38,258)
                                                          --------------     --------------
    Total distributions to shareholders                   $ (925,201,835)    $ (536,087,317)
                                                          --------------     --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  382,376,375     $  489,131,319
Reinvestment of distributions                                873,760,479        507,765,764
Cost of shares repurchased                                  (384,759,713)      (772,919,656)
                                                          --------------     --------------
  Net increase in net assets resulting from fund
    share transactions                                    $  871,377,141     $  223,977,427
                                                          --------------     --------------
  Net increase in net assets                              $  329,433,933     $2,118,712,719
NET ASSETS:
Beginning of period                                        7,551,587,780      5,432,875,061
                                                          --------------     --------------
End of period (including accumulated undistributed net
  investment income of $24,432,189 and $18,804,274,
  respectively)                                           $7,881,021,713     $7,551,587,780
                                                          --------------     --------------



The accompanying notes are an integral part of these financial statements.   19

Pioneer II
STATEMENTS OF CHANGES IN NET ASSETS                            (continued)


CLASS A                             '98 Shares       '98 Amount       '97 Shares     '97 Amount
Shares sold                         14,842,911     $ 369,779,691       19,868,390   $471,321,511
Reinvestment of distributions       38,684,335       871,171,508       23,606,020    507,363,015
Less shares repurchased            (15,315,869)     (382,440,249)     (32,424,860)  (768,413,897)
                                   -----------     -------------      -----------   -------------
  Net increase                      38,211,377     $ 858,510,950       11,049,550   $210,270,629
                                   -----------     -------------      -----------   -------------
CLASS B
Shares sold                            412,520     $  10,244,076          664,822   $ 15,936,776
Reinvestment of distributions          103,690         2,301,923           17,328        367,649
Less shares repurchased                (68,416)       (1,682,000)        (167,062)    (4,296,107)
                                   -----------     -------------      -----------   -------------
  Net increase                         447,794     $  10,863,999          515,088   $ 12,008,318
                                   -----------     -------------      -----------   -------------
CLASS C
Shares sold                             93,623     $   2,352,608           78,505      1,873,032
Reinvestment of distributions           12,930           287,048            1,653         35,100
Less shares repurchased                (28,294)         (637,464)          (8,135)      (209,652)
                                   -----------     -------------      -----------   -------------
  Net increase                          78,259     $   2,002,192           72,023   $  1,698,480
                                   -----------     -------------      -----------   -------------




20    The accompanying notes are an integral part of these financial statements.

Pioneer II
FINANCIAL HIGHLIGHTS 3/31/98


                                                                  Six Months
                                                                     Ended           Year Ended
                                                                    3/31/98           9/30/97
CLASS A
Net asset value, beginning of period                              $    27.85         $    20.94
                                                                  ----------         ----------
Increase from investment operations:
 Net investment income                                            $     0.08         $     0.16
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                 0.92               8.83
                                                                  ----------         ----------
   Net increase from investment operations                        $     1.00         $     8.99
Distributions to shareholders:
 Net investment income                                                 (0.07)             (0.15)
 Net realized gain                                                     (3.34)             (1.93)
                                                                  ----------         ----------
Net increase (decrease) in net asset value                        $    (2.41)        $     6.91
                                                                  ----------         ----------
Net asset value, end of period                                    $    25.44         $    27.85
                                                                  ----------         ----------
Total return*                                                           5.17%             45.95%
Ratio of net expenses to average net assets                            0.91%**+            0.96%+
Ratio of net investment income to average net assets                   0.63%**+            0.68%+
Portfolio turnover rate                                                  61%**               47%
Average brokerage commission per share                            $   0.0591         $   0.0585
Net assets, end of period (in thousands)                          $7,851,908         $7,534,010
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          0.90%**             0.95%
 Net investment income                                                 0.64%**             0.69%

                                                                Year Ended       Year Ended      Year Ended       Year Ended
                                                                  9/30/96         9/30/95          9/30/94          9/30/93
CLASS A
Net asset value, beginning of period                            $    20.66       $    19.38      $    20.55       $    18.86
                                                                ----------       ----------      ----------       ----------
Increase from investment operations:
 Net investment income                                          $     0.23       $     0.35      $     0.36       $     0.38
 Net realized and unrealized gain on investments and foreign
  currency transactions                                               2.10             3.04            1.05             2.85
                                                                ----------       ----------      ----------       ----------
   Net increase from investment operations                      $     2.33       $     3.39      $     1.41       $     3.23
Distributions to shareholders:
 Net investment income                                               (0.32)           (0.30)          (0.33)           (0.39)
 Net realized gain                                                   (1.73)           (1.81)          (2.25)           (1.15)
                                                                ----------       ----------      ----------       ----------
Net increase (decrease) in net asset value                      $     0.28       $     1.28      $    (1.17)      $     1.69
                                                                ----------       ----------      ----------       ----------
Net asset value, end of period                                  $    20.94       $    20.66      $    19.38       $    20.55
                                                                ----------       ----------      ----------       ----------
Total return*                                                        12.18%           19.92%           7.37%           18.15%
Ratio of net expenses to average net assets                           0.92%+           0.93%+          0.90%++          0.96%++
Ratio of net investment income to average net assets                  1.13%+           1.85%+          1.59%++          1.89%++
Portfolio turnover rate                                                 66%              63%             68%              66%
Average brokerage commission per share                          $   0.0424                -               -                -
Net assets, end of period (in thousands)                        $5,431,797       $5,114,963      $4,509,225       $4,347,672
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                         0.90%            0.91%           0.90%            0.95%
 Net investment income                                                1.15%            1.87%           1.59%            1.90%



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized
 + Ratio assuming no reduction for fees paid indirectly.
++ Ratios for 1994 and 1993 have been restated to conform with certain provisions of SEC Release No. 33-7197: Payment for Investment Company Services with Brokerage Commissions.



The accompanying notes are an integral part of these financial statements.    21

Pioneer II
FINANCIAL HIGHLIGHTS 3/31/98


                                                          Six Months        Year Ended        7/1/96 to
                                                       Ended 3/31/98(a)     9/30/97(a)         9/30/96
CLASS B
Net asset value, beginning of period                       $ 27.52           $ 20.89           $ 20.55
                                                           -------           -------           -------
Increase (decrease) from investment operations:
 Net investment loss                                       $ (0.04)          $ (0.07)          $ (0.01)
 Net realized and unrealized gain on investments
   and foreign currency transactions                          0.88              8.76              0.35
                                                           -------           -------           -------
   Net increase from investment operations                 $  0.84           $  8.69           $  0.34
Distributions to shareholders:
 Net investment income                                       (0.02)            (0.13)                -
 Net realized gain                                           (3.34)            (1.93)                -
                                                           -------           -------           -------
Net increase (decrease) in net asset value                 $ (2.52)          $  6.63           $  0.34
                                                           -------           -------           -------
Net asset value, end of period                             $ 25.00           $ 27.52           $ 20.89
                                                           -------           -------           -------
Total return*                                                 4.62%            44.58%             1.65%
Ratio of net expenses to average net assets                   1.93%**+          1.94%+           2.03%**+
Ratio of net investment loss to average net assets           (0.37)%**+        (0.32)%+         (0.25)%**+
Portfolio turnover rate                                         61%**             47%               66%
Average brokerage commission per share                     $0.0591           $0.0585           $0.0424
Net assets, end of period (in thousands)                   $25,102           $15,311           $   864
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.90%**           1.90%             2.02%**
 Net investment loss                                         (0.34)%**         (0.28)%           (0.24)%**



(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.



22    The accompanying notes are an integral part of these financial statements.

Pioneer II
FINANCIAL HIGHLIGHTS 3/31/98



                                                           Six Months        Year Ended        7/1/96 to
                                                        Ended 3/31/98(a)     9/30/97(a)         9/30/96
CLASS C
Net asset value, beginning of period                        $ 27.55           $ 20.88           $ 20.55
                                                            -------           -------           -------
Increase (decrease) from investment operations:
 Net investment loss                                        $ (0.04)          $ (0.08)          $ (0.01)
 Net realized and unrealized gain on investments
   and foreign currency transactions                           0.88              8.77              0.34
                                                            -------           -------           -------
   Net increase from investment operations                  $  0.84           $  8.69           $  0.33
Distributions to shareholders:
 Net investment income                                        (0.06)            (0.09)                -
 Net realized gain                                            (3.34)            (1.93)                -
                                                            -------           -------           -------
Net increase (decrease) in net asset value                  $ (2.56)          $  6.67           $  0.33
                                                            -------           -------           -------
Net asset value, end of period                              $ 24.99           $ 27.55           $ 20.88
                                                            --------          -------           -------
Total return*                                                  4.61%            44.51%             1.61%
Ratio of net expenses to average net assets                    1.91%**+          1.99%+           2.02%**+
Ratio of net investment loss to average net assets            (0.35)%**+        (0.39)%+         (0.15)%**+
Portfolio turnover rate                                          61%**             47%               66%
Average brokerage commission per share                      $0.0591           $0.0585           $0.0424
Net assets, end of period (in thousands)                    $ 4,012           $ 2,267           $   214
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.89%**           1.95%             2.01%**
 Net investment loss                                          (0.33)%**         (0.35)%           (0.14)%**



(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.   23

Pioneer II
NOTES TO FINANCIAL STATEMENTS 3/31/98


1. Organization and Significant Accounting Policies

Pioneer II (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net

Pioneer II


   of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $623,188 of class action settlements received by the Fund during the six months ended March 31, 1998.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of March 31, 1998, the Fund had no outstanding settlement or portfolio hedges.

Pioneer II
NOTES TO FINANCIAL STATEMENTS 3/31/98                                (continued)


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $1,554,133 in underwriting commissions on the sale of fund shares during the six months ended March 31, 1998.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

Pioneer II


2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of -0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the six months ended March 31, 1998, the aggregate performance adjustment resulted in a reduction to the basic fee of $1,982,438. For the six months ended March 31, 1998, the net management fee was equivalent to 0.55% of average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 1998, $3,739,276 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $981,227 in transfer agent fees payable to PSC at March 31, 1998.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $3,681,276 in distribution fees payable to PFD at March 31, 1998.

Pioneer II
NOTES TO FINANCIAL STATEMENTS 3/31/98                                (continued)


In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 1998, CDSCs in the amount of $16,293 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 1998, the Fund's expenses were reduced by $274,515 under such arrangements.

Pioneer II


6. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of March 31, 1998:



Affiliates                     Purchases         Sales          Income           Value
--------------------------- --------------- --------------- -------------- -----------------
A.M. Castle & Co.           $          -    $  4,273,011    $   350,447    $   21,536,891
AGCO Corp.                             -              --        102,980       152,860,938
Ambac Financial Group,
  Inc.                        12,074,215      13,962,534      1,182,816       377,868,563
Amcast Industrial Corp.                -       4,139,946        207,438        14,622,825
Arrow Electronics, Inc.       18,264,676               -              -       255,342,806
Breed Technologies, Inc.       1,396,688      12,676,377        183,750        50,240,769
Briggs & Stratton Corp.        2,590,004       2,728,618      1,099,392        88,528,075
Brunswick Corp.               93,012,195               -      1,760,925       301,522,275
Champion Enterprises,
  Inc.                         1,834,953               -              -       109,418,750
Dionex Corp.                           -               -              -        66,231,000
Donaldson Co., Inc.            1,238,113               -        494,220       127,261,650
Etec Systems, Inc.             3,982,500      30,454,683              -        69,325,000
Halter Marine Group, Inc.      4,409,027       3,108,082         90,000        44,977,100
Hawaiian Electric
  Industries, Inc.               575,754               -      3,691,509       124,876,114
IBP, Inc.                      1,719,738      34,982,667        387,578       156,297,381
Lancaster Colony Corp.        29,449,371       5,244,194        944,225       156,329,141
Longview Fibre Co.             6,540,327       8,069,448              -        47,408,044
Mississippi Chemical
  Corp.                                -               -              -        48,715,763
Oakwood Homes Corp.            7,966,111       2,404,800         61,844       115,903,475
Read-Rite Corp.               14,006,183       2,152,428              -        53,178,125
Resource Bancshares
  Mortgage Group, Inc.                 -       1,374,954        144,000        25,400,000
Rouge Industries, Inc.                 -       1,415,013        118,143        29,396,006
Simpson Industries, Inc.               -         882,783        279,500        18,795,000
Strattec Security Corp.                -       1,092,095              -         7,906,026
Terra Industries Inc.          5,982,495               -        390,065        44,907,188
Trinity Industries, Inc.      18,761,749      19,407,631      1,312,196       215,658,750
                            ------------    ------------    -----------    --------------
                            $223,804,099    $148,369,264    $12,801,028    $2,724,507,655
                            ------------    ------------    -----------    --------------

Pioneer II
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareowners and the Board of Trustees of Pioneer II:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer II as of March 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer II as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
May 1, 1998

Pioneer II
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                            President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
                                      President
Margaret B.W. Graham                  Francis J. Boggan, Vice President
John W. Kendrick                      William H. Keough, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop
Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent

Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match Plan for Employees)

401(k) or IRA Plan
Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.




                     Most retirement plan withdrawals must
                  meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.




                   Most retirement plan withdrawals must meet
                     specific conditions to avoid penalties.

THE PIONEER FAMILY OF MUTUAL FUNDS


For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                           Income Funds
Global/International                   Taxable
Pioneer Emerging Markets Fund          Pioneer America Income Trust
Pioneer Europe Fund                    Pioneer Bond Fund
Pioneer Gold Shares                    Pioneer Short-Term Income Trust*
Pioneer International Growth Fund
Pioneer World Equity Fund              Tax-Exempt
                                       Pioneer Intermediate Tax-Free Fund
United States                          Pioneer Tax-Free Income Fund
Pioneer Capital Growth Fund
Pioneer Growth Shares                  Money Market Fund
Pioneer Micro-Cap Fund*                Pioneer Cash Reserves Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II


*Offers Class A and B Shares only

                            This page for your notes.

HOW TO CONTACT PIONEER


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our website:                                        www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer Logo with Sailboat]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

                            0598-5110
                            (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com

                            [Recycle symbol] Printed on Recycled Paper